UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2020

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Introductory Note

On April 30, 2020, Meridian Bioscience, Inc., an Ohio corporation (“Meridian”), completed its previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger dated as of February 19, 2020 (the “Merger Agreement”) by and among Meridian, APM Trust Shelf 14 Ltd., a company organized under the laws of the State of Israel and an indirect wholly owned subsidiary of Meridian (“Merger Sub”), and Exalenz Bioscience Ltd., a company organized under the laws of the State of Israel (the “Company”). Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Merger Agreement, as applicable.

Descriptions of the Merger Agreement and the transactions contemplated thereby and included therein do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2020 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 30, 2020, the Merger was consummated, and, in accordance with the Merger Agreement, Merger Sub merged with and into the Company, with the separate existence of Merger Sub ceasing and with the Company surviving as an indirect wholly owned subsidiary of Meridian.

Pursuant to the Merger Agreement, each Ordinary Share, par value NIS 1.00 (One New Israeli Shekel), of the Company (the “Company Shares”) issued and outstanding immediately prior to the Effective Time (other than Company Shares canceled pursuant to the Merger Agreement) were automatically converted into and represented the right to receive NIS 6.10 (Six New Israeli Shekel and Ten New Israeli Agurot) in cash (the “Merger Consideration”), without interest and less applicable taxes required to be withheld. The Merger Consideration results in an aggregate purchase price of approximately US $48 million.

Pursuant to the Merger Agreement, holders of Company Options which were outstanding and unexercised immediately prior to the Effective Time, whether or not vested, were canceled in exchange for the right to receive a lump sum cash payment (without interest) equal to the product of (i) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Company Share for such Company Option and (ii) the total number of shares underlying such Company Option, less applicable taxes required to be withheld.

The summary of the Merger Agreement is included solely to provide investors with information regarding certain terms of the Merger Agreement. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. Investors are cautioned that the representations, warranties and covenants included in the Merger Agreement were made by the parties thereto to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement and are subject to important exceptions and limitations, including contractual standards of materiality that may be different from that generally relevant to investors and are qualified by information disclosed in confidential disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between Meridian and the parties thereto rather than to establish matters as facts. The representations and warranties contained in the Merger Agreement are solely for the benefit of the parties to the Merger Agreement. Investors are not third-party beneficiaries under the Merger Agreement and in reviewing the representations, warranties and covenants contained in the Merger Agreement, or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Meridian’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Meridian publicly files with the SEC.

Item 7.01.	Regulation FD Disclosure.

On April 30, 2020, Meridian issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing by Meridian under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the completed acquisition of the business of Exalenz Bioscience Ltd. by Meridian, including any statements regarding the synergies, benefits and opportunities of the transaction, future opportunities for the combined company, including its strategies, products and technologies, future financial performance and any other statements regarding Meridian’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions, and the negative versions thereof, are intended to identify forward-looking statements.

Forward-looking statements speak only as of the date they are made. Forward-looking statements are based on Meridian’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond Meridian’s control. Such risks and uncertainties could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the effects and impacts of the coronavirus COVID-19 pandemic on Meridian and its ability to successfully integrate the Company and achieve its goals of the transaction; the diversion of management time on transaction-related issues; Meridian’s ability to successfully integrate the businesses, operations and technology of Exalenz Bioscience Ltd.; risk of failure of the acquisition to achieve its plans and objectives generally; risk that the transaction and its announcement could have an adverse effect on the parties’ ability to retain customers and retain and hire key personnel; the risk that any potential synergies or cost savings from the transaction may not be fully realized or may take longer to realize than expected; and risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products. In addition, forward-looking statements may also be adversely affected by general market factors, including the effects of COVID-19 on the general market, competitive product development, product availability, federal and state regulations, legislation, and other regulatory actions and initiatives, the regulatory process for new products and indications, manufacturing issues that may arise, stock price volatility, fluctuations in exchange rates for future sales denominated in foreign currency, patent positions and litigation, among other factors. The forward-looking statements contained in this communication may become outdated over time. Meridian does not assume any responsibility for updating any forward-looking statements. Additional information concerning these and other factors can be found in Meridian’s filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at www.sec.gov, including Meridian’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. Meridian assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1

Agreement and Plan of Merger, dated as of February 19, 2020, by and among Meridian Bioscience, Inc., APM Trust Shelf 14 Ltd. and Exalenz Bioscience Ltd. (incorporated by reference as Exhibit 2.1 to the Current Report on Form 8-K of Meridian filed February 20, 2020)

99.1	Press Release dated April 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: April 30, 2020	By:	/s/ Bryan T. Baldasare
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)